Exhibit 99.1

Atomera Provides Third Quarter 2024 Results

LOS GATOS, Calif. Oct. 29, 2024 Atomera Incorporated (NASDAQ: ATOM), a semiconductor materials and technology licensing company, today provided a corporate update and announced financial results for the third quarter ended Sept. 30, 2024.

Recent Company Highlights

•	Announced a collaboration with the Center for Integrated Nanotechnologies (CINT) at Sandia National Laboratories to validate MST’s ability to address GaN manufacturing challenges
•	Presented on the advantages of using MST in multiple applications at PRiME 2024

Management Commentary

“Our recent collaboration with Sandia National Laboratories CINT highlights the expanding opportunities for Atomera in the power segment of the semiconductor industry to supplement the strong progress we’ve made with our lead customer in this area,” said Scott Bibaud, President and CEO. “We are optimistic about accelerating engagements in our other segments which we believe will lead to the announcement of licenses and JDAs with more customers in the near term.”

Financial Results

The Company incurred a net loss of ($4.6) million, or ($0.17) per basic and diluted share in the third quarter of 2024, compared to a net loss of ($5.0) million, or ($0.20) per basic and diluted share, for the third quarter of 2023. Adjusted EBITDA (a non-GAAP financial measure) in the third quarter of 2024 was a loss of ($3.9) million compared to an adjusted EBITDA loss of ($4.3) million in the third quarter of 2023.

The Company had $17.3 million in cash, cash equivalents and short-term investments as of Sept. 30, 2024, compared to $19.5 million as of December 31, 2023.

The total number of shares outstanding was 28.3 million as of September 30, 2024.

Second Quarter 2024 Results Webinar

Atomera will host a live video webinar today to discuss its financial results and recent progress.

Date: Tuesday, Oct. 29, 2024

Time: 2:00 p.m. PT (5:00 p.m. ET)

Webcast: Accessible at https://ir.atomera.com

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Note about Non-GAAP Financial Measures

In addition to the unaudited results presented in accordance with generally accepted accounting principles, or GAAP, in this press release, Atomera presents adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is determined by taking net loss and eliminating the impacts of interest, depreciation, amortization and stock-based compensation. Our definition of adjusted EBITDA may not be comparable to the definitions of similarly-titled measures used by other companies. We believe that this non-GAAP financial measure, viewed in addition to and not in lieu of our reported GAAP results, provides useful information to investors by providing a more focused measure of operating results. This metric is used as part of the Company's internal reporting to evaluate its operations and the performance of senior management. A table reconciling this measure to the comparable GAAP measure is available in the accompanying financial tables below.

About Atomera Incorporated

Atomera Incorporated is a semiconductor materials and technology licensing company focused on deploying its proprietary, silicon-proven technology into the semiconductor industry. Atomera has developed Mears Silicon Technology™ (MST®), which increases performance and power efficiency in semiconductor transistors. MST can be implemented using equipment already deployed in semiconductor manufacturing facilities and is complementary to other nano-scaling technologies already in the semiconductor industry roadmap.  More information can be found at www.atomera.com.

Safe Harbor

This press release contains forward-looking statements concerning Atomera Incorporated, including statements regarding the prospects for the semiconductor industry generally and the ability of our MST technology to significantly improve semiconductor performance. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially. Among those factors are: (1) the fact that, to date, we have only recognized minimal engineering services and licensing revenues and we have not yet commenced principal revenue producing operations, thus subjecting us to all of the risks inherent in an early-stage enterprise; (2) the risk that STMicroelectronics does not proceed with qualification of MST in its manufacturing process or does not take MST-enabled products to market, (3) risks related to our ability to successfully complete the milestones in our joint development agreements or, even if successfully completed, to reach a commercial distribution license with our JDA customers; (4) risks related to our ability to advance licensing arrangements with our integration licensees to royalty-based manufacturing and distribution licenses or our ability to add other licensees; (5) risks related to our ability to raise sufficient capital, as and when needed, to pursue the further development, licensing and commercialization of our MST technology; (6) our ability to protect our proprietary technology, trade secrets and knowhow and (7) those other risks disclosed in the section "Risk Factors" included in our Annual Report on Form 10-K filed with the SEC on February 15, 2024. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

-- Financial Tables Follow –

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Atomera Incorporated

Condensed Balance Sheets

(in thousands, except per share data)

	September 30,	June 30,	December 31,
	2024	2024	2023
	(Unaudited)	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$13,757	14,484	$12,591
Short-term investments	3,585	3,804	6,940
Accounts receivable	6	6	–
Unbilled contracts receivable	–	–	550
Interest receivable	56	74	79
Prepaid expenses and other current assets	388	578	244
Total current assets	17,792	18,946	20,404

Property and equipment, net	63	75	100
Long-term prepaid maintenance and supplies	91	91	91
Security deposit	14	14	14
Operating lease right-of-use asset	341	401	517
Financing lease right-of-use-asset	1,839	2,341	2,903
Total assets	$20,140	$21,868	$24,029

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$786	$646	$618
Accrued expenses	172	249	222
Accrued payroll related expenses	968	594	1,382
Current operating lease liability	258	256	264
Current financing lease liability	1,194	1,386	1,328
Deferred revenue	8	13	–
Total current liabilities	3,386	3,144	3,814

Long-term operating lease liability	80	137	295
Long-term financing lease liability	781	1,108	1,750
Total liabilities	4,247	4,389	5,859

Commitments and contingencies

Stockholders’ equity:
Preferred stock $0.001 par value, authorized 2,500 shares; none issued and outstanding as of September 30,2024, June 30, 2024 and December 31, 2023	–	–	–
Common stock: $0.001 par value, authorized 47,500 shares; 28,289 shares issued and outstanding as of September 30, 2024: 27,622 shares issued and 27,610 outstanding as of June 30, 2024; and 26,107 shares issued and outstanding as of December 31, 2023	28	28	26
Additional paid-in capital	232,726	229,726	221,229
Other comprehensive income(loss)	2	(7)	–
Accumulated deficit	(216,863)	(212,268)	(203,085)
Total stockholders’ equity	15,893	17,479	18,170
Total liabilities and stockholders’ equity	$20,140	$21,868	$24,029

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Atomera Incorporated

Condensed Statements of Operations

(Unaudited)

(in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
	2024	2024	2023	2024	2023
Revenue	$22	$72	$–	$112	$–
Cost of revenue	(3)	(74)	–	(110)	–
Gross margin	19	(2)	–	2	–

Operating expenses
Research and development	2,759	2,589	3,305	8,206	9,533
General and administrative	1,812	1,832	1,683	5,455	5,200
Selling and marketing	248	207	365	805	1,147
Total operating expenses	4,819	4,628	5,353	14,466	15,880

Loss from operations	(4,800)	(4,630)	(5,353)	(14,464)	(15,880)

Other income (expense)
Interest income	176	185	177	566	528
Accretion income	59	47	112	152	221
Interest expense	(30)	(35)	(47)	(104)	(151)
Other income, net	–	72	72	72	72
Total other income (expense), net	205	269	314	686	670

Net loss	$(4,595)	$(4,361)	$(5,039)	$(13,778)	$(15,210)

Net loss per common share, basic and diluted	$(0.17)	$(0.16)	$(0.20)	$(0.52)	$(0.62)

Weighted average number of common shares outstanding, basic and diluted	27,406	26,467	25,255	26,640	24,536

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Atomera Incorporated

Reconciliation to Non-GAAP EBITDA

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
	2024	2024	2023	2024	2023
Net loss (GAAP)	$(4,595)	$(4,361)	$(5,039)	$(13,778)	$(15,210)
Depreciation and amortization	12	13	20	42	60
Stock-based compensation	907	987	1,041	2,918	2,998
Interest income	(176)	(185)	(177)	(566)	(528)
Accretion income	(59)	(47)	(112)	(152)	(221)
Interest expense	30	35	47	104	151
Other income, net	–	(72)	(72)	(72)	(72)
Net loss non-GAAP EBITDA	$(3,881)	$(3,630)	$(4,292)	$(11,504)	$(12,822)

Investor Contact:

Bishop IR

Mike Bishop

(415) 894-9633

investor@atomera.com

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